Fees Summary	Oct. 20, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	17,656.62
Total Transaction Valuation	202,949,568.25
Total Offset Amount	0
Net Fee	$ 17,656.62
Offset Table N/A	N/A